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                                 EXHIBIT H.(XII)

                  THIRD AMENDMENT TO FUND ACCOUNTING AGREEMENT

                               EFFECTIVE 8/25/2003

     The Fund Accounting Agreement dated January 3, 2000 by and between THE HARTFORD MUTUAL FUNDS, INC. and HARTFORD LIFE INSURANCE COMPANY is hereby amended to add THE HARTFORD EQUITY INCOME FUND to Schedule A and to amend and restate Schedule A as attached hereto.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        David M. Znamierowski
                                        President


                                        HARTFORD LIFE INSURANCE COMPANY


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        David M. Znamierowski
                                        Senior Vice President

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                                   SCHEDULE A

                        To the Fund Accounting Agreement

                         THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Advisers Fund
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Tax-Free California Fund
The Hartford Tax-Free New York Fund
The Hartford Total Return Bond Fund
The Hartford Value Fund